Exhibit 10.74

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this Agreement) is dated as of the 16th day of June, 2009, by and between STAAR Surgical Company, a Delaware corporation with its principal office at 1911 Walker Avenue, Monrovia, California 91016 (the “Company”), and each of the investors named on a signature page hereto (each an “Investor” and, collectively, the “Investors”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement (as defined below) relating to the offer and sale from time to time of the Company’s securities, including shares of its Common Stock, $0.01 par value per share (the “Common Stock”);

WHEREAS, the Company is offering for sale shares of Common Stock (the “Offered Shares”) to the Investors pursuant to the Registration Statement; and

WHEREAS, each Investor, severally and not jointly, desires to purchase Offered Shares from the Company on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Agreement), mutual covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used herein, the following terms have the meanings indicated:

“Person” shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Prospectus” shall mean the prospectus forming a part of the Registration Statement and the prospectus supplement relating to the Offered Shares in the form filed or to be filed pursuant to Rule 424(b) under the Securities Act, as amended (the “Securities Act”), as further amended or supplemented prior to the execution of this Agreement, and shall include all information and documents incorporated by reference in such prospectus.

“Registration Statement” shall mean the registration statement on Form S-3 (File No. 333-159293), including a prospectus, relating to the offer and sale of certain of the Company’s securities, which was declared effective by the Commission on June 12, 2009.  References herein to the term “Registration Statement” as of any date shall mean such effective registration statement, as amended or supplemented to such date, including all information and documents incorporated by reference therein.

2. Purchase of Common Stock.  Subject and pursuant to the terms and conditions set forth in this Agreement, the Company agrees that it will issue and sell to the Investor and the Investor agrees that it will purchase from the Company, the number of Offered Shares set forth below Investor’s name on the Investor Signature Page hereto (the “Investor Shares”), at a purchase price of $1.88 per share.  The aggregate purchase price for the Investor Shares (the “Aggregate Purchase Price”) is set forth on the Investor Signature Page hereto.  The closing of the purchase and sale of the Investor Shares will be at 9:00 a.m., Eastern Daylight Time, on Friday, June 19, 2009, or at such other date or time as the parties agree in writing (the “Closing”).

3. Deliveries at Closing.

(a) Deliveries by the Investor.  At the Closing, each Investor shall deliver to the Company the Aggregate Purchase Price by wire transfer of immediately available funds to an account designated by the Company as set forth on Schedule I hereto, which funds will be delivered to the Company in consideration of the Investor Shares issued at the Closing.

(b) Deliveries by the Company.  At the Closing, the Company shall deliver to each Investor the Investor Shares through The Depository Trust Company’s Deposit/Withdrawal at Custodian (“DWAC”) system to the account that the Investor has specified on the Investor Signature Page hereto.

4. Representations, Warranties, Covenants and Agreements.

(a) Investor Representations, Warranties and Covenants.  Each Investor, severally and not jointly, represents, warrants and agrees as follows:

(i) Investor has received copies of the Registration Statement and the Prospectus, including all documents and information incorporated by reference therein and amendments thereto, and understands that no Person has been authorized to give any information or to make any representations that were not contained in the Registration Statement and the Prospectus, and Investor has not relied on any such other information or representations in making a decision to purchase the Investor Shares.  Investor hereby consents to receiving delivery of the Registration Statement and the Prospectus, including all documents and information incorporated by reference therein and any amendments thereto, by the Company’s filing on the EDGAR database of the Commission.

(ii) Investor acknowledges that it has sole responsibility for its own due diligence investigation and its own investment decision, and that in connection with its investigation of the accuracy of the information contained or incorporated by reference in the Registration Statement and the Prospectus and its investment decision, Investor has not relied on any representation or information not set forth in this Agreement, the Registration Statement or the Prospectus.  Investor understands that an investment in the Company involves a high degree of risk for the reasons, among others, set forth under the captions “Risk Factors” in the Prospectus.

(iii) The execution and delivery of this Agreement by Investor and the performance of this Agreement and the consummation by Investor of the transactions contemplated hereby have been duly authorized by all necessary (corporate, partnership or limited liability in the case of a corporation, partnership or limited liability company) action of Investor, and this Agreement, when duly executed and delivered by Investor, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against Investor, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors’ rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(iv) No state, federal or foreign regulatory approvals, permits, licenses or consents are required for Investor to enter into this Agreement or purchase the Investor Shares.

(v) From the time Investor became aware of the offering of the Offered Shares, until such time that the Company publicly announces the transactions contemplated by this Agreement (which the Company covenants and agrees shall be no later than 8:30 a.m. Eastern Daylight Time on June 22, 2009), Investor has not taken, and will not take, any action, directly or indirectly, to do or agree to do any of the following with respect to the securities of the Company: (1) to sell any such securities; (2) to effect any short sale, whether or not against the box; (3) to establish any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (4) to acquire or grant any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to a security that derives any significant part of its value from the Common Stock; or (5) to engage in any other transaction that hedges or may hedge the Investor’s position in the Investor Shares or otherwise transfers the risk of ownership of the Investor Shares.

(vi) Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and Investor, or (ii) Investor is advised by its counsel that such press release or public announcement is required by law.

(vii) If Investor is outside the United States, Investor will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Investor Shares or has in its possession or distributes any offering material, in all cases at its own expense.

(viii) Investor understands that nothing in this Agreement or any other materials presented to Investor in connection with the offer and sale of the Investor Shares constitutes legal, tax or investment advice.  Investor has consulted such legal, tax and investment advisors of its own as Investor, in its sole discretion, has deemed necessary or appropriate in connection with Investor’s purchase of the Investor Shares.

(ix) Investor hereby acknowledges that it is not acting as a member of a “group” (as such term is defined in Rule 13d of the Exchange Act) with any other investor, other than funds affiliated with the Investor, in connection with the offering and sale of the Investor Shares.

(x) Investor is a not a “Benefit Plan Investor” as defined in Section 3(42) of the Employee Retirement Income Security Act of 1974 (“ERISA”), which includes an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to Part 4 of Title I of ERISA, a “plan” covered by Internal Revenue Code section 4975, or an entity whose underlying assets include plan assets of either of the foregoing.

(xi) There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(b) Company Representations, Warranties and Covenants. The Company hereby represents, warrants and agrees as follows:

(i) The Company has been duly incorporated and has a valid existence and the authorization to transact business as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(ii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a Material Adverse Effect.  Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2007 lists all material subsidiaries of the Company.  Except for qualifying shares, the Company owns all of the outstanding capital stock or other voting securities of each such subsidiary, directly or indirectly, free and clear of any lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities), and free and clear of any rights of other parties to acquire such securities.

(iii) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part  of the Company, and this Agreement, when duly executed and delivered by the parties hereto, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors’ rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(iv) The Investor Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor as contemplated by this Agreement, the Investor Shares will be validly issued, fully paid and nonassessable, and will conform to the description of the Common Stock contained in the Prospectus.

(v) The execution and delivery of this Agreement do not, and the compliance by the Company with the terms hereof will not, (i) violate the Certificate of Incorporation (as amended to date) of the Company or the By-Laws (as amended to date) of the Company, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their properties or assets are subject, or (iii) result in a violation of, or failure to be in compliance with, any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental, regulatory or self-regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except where such breach, violation, default or the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect or adversely affect the ability of the Company to issue and sell the Investor Shares; and no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental, regulatory or self-regulatory agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement or the issuance of the Investor Shares, except for such consents, approvals, authorizations, registrations, filings or qualifications as may be required under the Securities Act or state securities or “blue sky” laws and have been or will be obtained and that have been or will be made in connection with the listing of the Investor Shares on the Nasdaq Global Market.

(vi) The Company meets the requirements for the use of Form S-3 under the Securities Act for the primary issuance of securities.  The Registration Statement has been declared effective by the Commission and at the time it became effective, and as of the date hereof, the Registration Statement complied and complies with Rule 415 under the Securities Act.  No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.  On the effective date of the Registration Statement, the Registration Statement complied, on the date of the Prospectus, the Prospectus will comply, and at the date of the Closing, the Registration Statement and the Prospectus will comply, in all material respects with the applicable provisions of the Securities Act and the applicable rules and regulations of the Commission thereunder; on the effective date of the Registration Statement, the Registration Statement did not, on the date of the Prospectus, the Prospectus did not, and at the date of the Closing, the Registration Statement and the Prospectus, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made (with respect to the Prospectus), not misleading; and when filed with the Commission, the documents incorporated by reference in the Registration Statement and the Prospectus, complied or will comply in all material respects with the applicable provisions of the Exchange Act, and the applicable rules and regulations of the Commission thereunder.  There is no material document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

(vii) The consolidated financial statements and financial schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles (except, with respect to the unaudited consolidated financial statements, for the footnotes and subject to customary audit adjustments) applied on a consistent basis, are consistent in all material respects with the books and records of the Company, and accurately present in all material respects the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as of and for the periods covered thereby.

(viii) The Company and each of its subsidiaries have good and marketable title to all properties and assets reflected as owned in the financial statements included or incorporated by reference in the Registration Statement and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those, if any, reflected in such financial statements (including all notes included therein), or disclosed in the Prospectus, or that are not material to the Company and its subsidiaries taken as a whole.  The Company and each of its subsidiaries hold their respective leased real and personal properties under valid and binding leases, except where the failure to do so would not reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

(ix) The Company has filed all necessary federal and state income and franchise tax returns and has paid all taxes shown as due thereon or has filed all necessary extensions, and there is no tax deficiency that has been, or to the knowledge of the Company might be, asserted against the Company or any of its properties or assets that would in the aggregate or individually reasonably be expected to have a Material Adverse Affect.

(x) There are no authorized options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or its subsidiaries other than those described in the Registration Statement and the Prospectus.  There are no holders or beneficial owners of securities of the Company having rights to registration thereof whose securities have not been previously registered or who have not waived such rights with respect to the registration of the Company’s securities on the Registration Statement, except where the failure to obtain such waiver would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(xi) The Company has not taken and will not take any action that constitutes or is designed to cause or result, or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares.

(xii) Other than as disclosed in the Prospectus, the Company together with its subsidiaries owns and possesses all right, title and interest in and to, or, to the Company’s knowledge, has duly licensed from third parties, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights (“Intellectual Property”) material to the business of the Company and each of its subsidiaries taken as a whole as currently conducted and as described in the Prospectus.  Neither the Company nor any of its subsidiaries has received any notice of infringement or misappropriation from any third party that has not been resolved or disposed of and, to the Company’s knowledge, neither the Company nor any of its subsidiaries has infringed or misappropriated the Intellectual Property of any third party, which infringement or misappropriation would individually or in the aggregate have a Material Adverse Effect.  Further, other than as disclosed in the Prospectus there is no pending or, to the Company’s knowledge and except as would not individually or in the aggregate have a Material Adverse Effect, threatened action, suit, proceeding or claim by governmental authorities or others that the Company is infringing a patent, and there is no pending or, to the Company’s knowledge and except as would not individually or in the aggregate have a Material Adverse Effect, threatened legal or administrative proceeding relating to patents and patent applications of the Company, other than proceedings initiated by the Company before the United States Patent and Trademark Office and the patent offices of certain foreign jurisdictions, which are in the ordinary course of patent prosecution.  The conduct of the business of the Company and each of its subsidiaries is in compliance in all respects with applicable laws, rules and regulations of governmental and regulatory bodies, except where the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect.

(xiii) The Company is not, and does not intend to conduct its business in a manner in which it would become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(xiv) All offers and sales of the Company’s capital stock prior to the date hereof were at all relevant times registered pursuant to the Securities Act or exempt from the registration requirements of the Securities Act and were duly registered with or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws, except where the failure to do so would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(xv) The Company has filed with the Nasdaq Global Market a Notification of Listing of Additional Shares with respect to the Investor Shares required by the rules of the Nasdaq Global Market and has not received a notice from the Nasdaq Global Market that such notification is insufficient.  The offer and sale of the Offered Shares do not require stockholder approval under Rule 5635 of the Nasdaq Stock Market Rules.

(xvi) There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(xvii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to, or for the benefit of, any of the officers or directors of the Company.

5. Conditions.  The obligation of each Investor to purchase and acquire the Investor Shares hereunder shall be subject to the condition that all representations and warranties and other statements of the Company shall be true and correct as of and on each of the date of this Agreement and the date of the Closing, and the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed.

6. Miscellaneous.

(a) Fees and Expenses.  Each of the parties hereto shall be responsible for its own expenses incurred in connection with the transactions contemplated hereby.

(b) Binding Agreement; Assignment.  This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The Investors may not assign any of these rights or obligations hereunder to any other person or entity without the prior written consent of the Company.

(c)  Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and may be amended only by written execution by each of the parties hereto.  Upon execution by the Company and the Investors, this Agreement shall be binding on each of the parties hereto.

(d) Governing Law.  THIS AGREEMENT SHALL BE ENFORCED, GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES.

(e) Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed by first class registered or certified mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

STAAR Surgical Company
1911 Walker Ave.
Monrovia, CA  91016
Attn:  Charles Kaufman

or to such other Person at such other place as the Company shall designate to the Investors in writing; and if to Investor, at the address set forth on the Investor Signature Page hereto, or at such other address or addresses as the Investor may from time to time furnish to the Company in writing for such purpose.

(f) Counterparts.  This Agreement maybe executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one in the same agreement.

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first above written.

STAAR SURGICAL COMPANY

_____________________________
Deborah Andrews
Vice President and Chief Financial Officer

Investor Signature Pages Follow

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Investor:

Address for Notice to Investor:

Tax ID No.:

Contact Name:

Telephone No.:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the shares are maintained), if applicable:

DTC Participant Number, if applicable:

Name of Account at DTC Participant being credited with the shares, if applicable:

Account Number at DTC Participant being credited with the shares, if applicable:

Contact Name at Broker:

Broker’s Telephone Number:

Investor Shares:

Aggregate Purchase Price:

INVESTOR SIGNATURE PAGE

Schedule I

Company Wire Transfer Address:

I